THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
Lincoln Life Flexible Premium Variable Life Account M
Lincoln AssetEdge® VUL 2020, Lincoln AssetEdge® Exec VUL 2020

Supplement dated March 3, 2023 to the
Summary Prospectus for New Investors dated May 1, 2022
This supplement updates the summary prospectus for your flexible premium variable life insurance policy issued by The Lincoln National Life Insurance Company (“Lincoln”). All other provisions in your summary prospectus remain unchanged. This supplement is for informational purposes and requires no action on your part.
Notice of Fund Substitution

On or about April 14, 2023 (the “Substitution Date”), in accordance with applicable law, Lincoln intends to replace the following “Existing Fund” with the corresponding “Replacement Fund:”
Existing Fund	Corresponding Replacement Fund
JPMorgan Insurance Trust Global Allocation Portfolio – Class 1	Franklin Income VIP Fund – Class 1

As a result, your investments in the Existing Fund will be automatically transferred to the subaccount investing in the Replacement Fund on the Substitution Date.
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Same Policy Value, No Increase in Policy Fees or Charges. The substitution will not result in any change to your policy value or increase the fees and charges under your Policy. The substitution will be effected at the relative net asset values of the Existing Fund’s and the Replacement Fund’s shares.

•	No Cost, No Tax Consequences. The substitution will be performed at no cost to you, and there will be no tax consequences resulting from the substitution.
•	Existing Fund No Longer Available. The Existing Fund will no longer be available for investment after the Substitution Date.
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Voluntary Transfers From Now Until 30 Days After Substitution. From the date of this supplement until 30 days after the Substitution Date, you may make one transfer of policy value out of the Existing Fund to any subaccount option within the Policy. Lincoln will not exercise any rights it has reserved under the Policy to impose restrictions or fees on transfers under the Policy (other than with respect to “market timing” activities and Money Market Sub-Account restrictions for Policies issued with the No-Lapse Enhancement Rider) until at least 30 days after the Substitution Date. A transfer request may be made to the Administrative Office by logging into our website (www.LincolnFinancial.com), by sending in a transfer request form, or by calling the telephone number listed in the prospectus.

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Replacement Fund Prospectus. A prospectus for the Replacement Fund may be obtained electronically by accessing the following link: www.lfg.com/public/individual/exploreinsuranceannuities/lifeinsurance/variableuniversallife/lvipprospectusreports.

Please keep this supplement for future reference.